                                                                   EXHIBIT 99.10
                   FORM OF DESIGNATION OF SOLICITING DEALERS

         For those investors designating a firm other than their bank or broker to receive solicitation fees, please complete the following information to direct such fees accordingly.

--------------------------------------------------------------------------------
                                SOLICITED TENDERS

                 The undersigned represents that the Soliciting Dealer who solicited and obtained this tender is:

  Name of Firm:
               ----------------------------------------------------------------
                                  (PLEASE PRINT)


  Number of Tendered Shares:
                            ---------------------------------------------------

  Name of Individual Broker
    or Financial Consultant:
                            ---------------------------------------------------

  Identification Number (if known):
                                   --------------------------------------------

  Address:
          ---------------------------------------------------------------------


  -----------------------------------------------------------------------------
                                (INCLUDE ZIP CODE)

  SIGN HERE:

  X
   ----------------------------------------------------------------------------

  X
   ----------------------------------------------------------------------------
                                   SIGNATURE(S)

  DATED:
        ----------------------------------

  PLEASE PRINT NAME(S) AND
  ADDRESSES HERE:
                  -------------------------------------------------------------


  -----------------------------------------------------------------------------


  -----------------------------------------------------------------------------
--------------------------------------------------------------------------------


cc:
      ----------------------------
      Soliciting Dealer


      ----------------------------
      Bank Broker Custodian Bank